UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 17, 2019

CF 2019-CF2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001787001)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001515166)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228697-02	27-5333184
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

110 East 59th Street New York, New York	10022
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 17, 2019 (the “Closing Date”), CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Citibank, N.A., as certificate administrator and trustee, of CF 2019-CF2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF2 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class SWA, Class SWC, Class SWD, Class SWE, Class SWRR, Class SWX1 and Class SWX2 Certificates (collectively, the “Loan-Specific Certificates”), and (iv) the Class S Certificates. The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class NR-RR, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class S Certificates are collectively referred to herein as the “Pooled Certificates”.

All of the Public Certificates, having an aggregate initial principal amount of $702,542,000, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc”), CastleOak Securities, L.P. (“CastleOak”) and Drexel Hamilton, LLC (“Drexel” and together with CF&Co., DBSI, KeyBanc and CastleOak, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 26, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CF&Co., DBSI and KeyBanc are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s preliminary prospectus, dated September 20, 2019, and by the prospectus, dated September 26, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $100,364,052, were sold to CF&Co., DBSI and KeyBanc (together with CF&Co. and DBSI in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 26, 2019, between the Depositor and the Initial Purchasers. All of the Loan-Specific Certificates, having an aggregate initial principal amount of $30,000,000, were sold to CF&Co. (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to a Purchase Agreement, dated as of September 26, 2019, between the Depositor and the Loan-Specific Initial Purchaser. The Private Certificates, the Loan-Specific Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CF 2019-CF2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of (i) a pool of 48 fixed-rate mortgage loans (the “Mortgage Loans”) and (ii) the Trust Subordinate Companion Loan which supports only the Loan-Specific Certificates, each evidenced by one or more promissory notes, secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee and/or leasehold estate of the related borrowers in 136 commercial, multifamily or manufactured housing properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2019 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (ii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2019 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (iii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2019 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, and (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2019 (the “GACC Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC. The Trust Subordinate Companion Loan was acquired by the Depositor from CCRE pursuant to the CCRE Mortgage Loan Purchase Agreement. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSA, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Non-Serviced PSA (if any)
GNL Office and Industrial Portfolio	4.7	N/A
Uline Arena	4.8	4.2
Ocean Edge Resort & Golf Club	4.9	N/A
Inland Life Storage Portfolio	4.10	N/A
Bushwick Avenue Portfolio	4.11	N/A
The Stanwix	4.12	N/A
Hilton Portfolio	4.13	N/A
Grand Canal Shoppes	4.14	4.3

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Non-Serviced PSA (if any)
Woodlands Mall	4.15	4.4
Beverly Hills BMW	4.16	4.5
Liberty MA Portfolio	4.17	4.2
The Centre	4.18	4.4
Marriott SpringHill Suites and Towneplace Suites	4.19	4.6

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Companion Loan by the Depositor from CCRE, SMC, KeyBank and GACC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $9,372,933, were approximately $835,099,313.81. Of the expenses paid by the Depositor, approximately $25,000 were paid directly to affiliates of the Depositor, $791,601 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $8,556,332.18 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule I thereto) and in the Depositor’s Prospectus, dated September 20, 2019. The related registration statement (file no. 333-228697) was originally declared effective on March 8, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Credit Risk Retention

SMC, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR, 17 C.F.R. Part 246 (the “Credit Risk Retention Rules”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under the Credit Risk Retention Rules in connection with the securitization transaction constituted by the issuance of the Pooled Certificates through (i) the purchase by Starwood Conduit CMBS Vertical Retention I LLC, a “majority-owned affiliate” (as defined in the Credit Risk Retention Rules) of SMC, on the Closing Date, of an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) (referred to herein as the “VRR Interest”) representing approximately 4.1070% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each class of Pooled Certificates, and (ii) the purchase by Starwood CMBS Horizontal Retention CF 2019-CF2 LLC, a “majority-owned affiliate” (as defined in the Credit Risk Retention Rules) of SMC, on the Closing Date, of an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) which consists of the Class NR-RR Certificates (excluding the portion comprising the VRR Interest) (referred to herein as the “HRR Interest”), representing approximately 0.9009% of the aggregate fair value of all applicable ABS Interests (consisting of the Pooled Certificates), as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles.

The HRR Interest was sold to Starwood CMBS Horizontal Retention CF 2019-CF2 LLC for cash on the Closing Date. The aggregate fair value, as of the Closing Date, of the HRR Interest purchased by Starwood CMBS Horizontal Retention CF 2019-CF2 LLC was approximately $7,620,859, representing approximately 0.9009% of the aggregate fair value, as of the Closing Date, of all Pooled Certificates issued by the Issuing Entity, based on actual sale prices and finalized tranche sizes. The VRR Interest represented approximately 4.1070% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Pooled Certificates as of the Closing Date. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to the securitization transaction constituted by the issuance of the Pooled Certificates, it would be required to retain an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $42,223,612, representing 5% of the aggregate fair value, as of the Closing Date, of all of the Pooled Certificates issued by the Issuing Entity.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated September 20, 2019 and as filed with the Securities and Exchange Commission on September 20, 2019 under the heading “U.S. Credit Risk Retention” prior to the pricing of the Pooled Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth in the preceding two paragraphs.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	CD 2019-CD8 PSA
Exhibit 4.3	MSC 2019-H7 PSA
Exhibit 4.4	Benchmark 2019-B12 PSA
Exhibit 4.5	Benchmark 2019-B13 PSA
Exhibit 4.6	BBCMS 2019-C4 PSA
Exhibit 4.7	GNL Office and Industrial Portfolio Co-Lender Agreement
Exhibit 4.8	Uline Arena Co-Lender Agreement
Exhibit 4.9	Ocean Edge Resort & Golf Club Co-Lender Agreement
Exhibit 4.10	Inland Life Storage Portfolio Co-Lender Agreement
Exhibit 4.11	Bushwick Avenue Portfolio Co-Lender Agreement
Exhibit 4.12	The Stanwix Co-Lender Agreement
Exhibit 4.13	Hilton Portfolio Co-Lender Agreement
Exhibit 4.14	Grand Canal Shoppes Co-Lender Agreement
Exhibit 4.15	Woodlands Mall Co-Lender Agreement
Exhibit 4.16	Beverly Hills BMW Co-Lender Agreement
Exhibit 4.17	Liberty MA Portfolio Co-Lender Agreement
Exhibit 4.18	The Centre Co-Lender Agreement
Exhibit 4.19	Marriott SpringHill Suites and Towneplace Suites Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 17, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 17, 2019 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated October 17, 2019 (included as part of Exhibit 5)

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 26, 2019, which such certification is dated September 26, 2019
Exhibit 99.1	CCRE Mortgage Loan Purchase Agreement
Exhibit 99.2	SMC Mortgage Loan Purchase Agreement
Exhibit 99.3	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.4	GACC Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2019

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.

By:	/s/ Gary Stellato
Name: Gary Stellato Title: Secretary

CF 2019-CF2 - Form 8-K (Closing)